UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  September 8, 2003
    (Date of Earliest Event Reported: September 8, 2003)

                 EL PASO NATURAL GAS COMPANY
   (Exact name of Registrant as specified in its charter)


      Delaware                   1-2700         74-0608280
(State or other jurisdiction  (Commission    (I.R.S. Employer
    of incorporation)           File No.)   Identification No.)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600


Item 5. Other Events
        ------------

      This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002 and for the six months ended June 30, 2003 and 2002.


Item 7. Financial Statements and Exhibits
        ---------------------------------
       c)   Exhibits.

          Exhibit Number    Description
          --------------    -----------
               12.1         Computation of Ratio of Earnings to Fixed Charges




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO NATURAL GAS COMPANY

                              By:  /s/ John W. Somerhalder II
                                 -----------------------------
                                       John W. Somerhalder II
                                       Chairman of the  Board,
                                    Chief Executive Officer and
                                              Director
                                   (Principal Executive Officer)


Date:  September 8, 2003


                        EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
    12.1           Computation of Ratio of Earnings to Fixed Charges